UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 17, 2024

Cosmos Health Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-54436	27-0611758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5 AGIOU GEORGIOU, PILEA, THESSALONIKI, Greece	55438
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 865-0026

N/A

(Former name or former address, if changed since last report.)

Title of Each Class	Trading Symbol	Name of Each Exchange On Which Registered
Common Stock, $.001 par value	COSM	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING

On April 19, 2024, Cosmos Health Inc. (the “Company”) announced that, on April 17, 2024, it received a notification letter from The Nasdaq Stock Market LLC (“Nasdaq”) stating that, because the Company has not yet filed its Annual Report on Form 10-K for the period ended December 31, 2023 (the “Form 10-K”), the Company is no longer in compliance with Nasdaq Listing Rule 5250(c)(1). Nasdaq Listing Rule 5250(c)(1) requires listed companies to timely file all required periodic financial reports with the Securities and Exchange Commission. The Nasdaq letter has no immediate effect on the listing of the Company’s shares.  As a non-compliant company, an indicator reflecting the Company’s non-compliance will be broadcast over Nasdaq’s market data dissemination network and will also be made available to third party market data providers.

Nasdaq’s notification letter states that the Company has 60 calendar days to submit to Nasdaq a plan to regain compliance with the Nasdaq Listing Rules. If Nasdaq accepts the Company’s plan, then Nasdaq may grant the Company up to 180 days from the prescribed due date for filing the Form 10-K to regain compliance. If Nasdaq does not accept the Company’s plan, then the Company will have the opportunity to appeal that decision to a Nasdaq hearings panel.

The Company intends to resolve the deficiency and regain compliance with the Nasdaq Listing Rules.

A press release announcing the matters described above and titled “Cosmos Health Receives Nasdaq Notice on Late Filing of Its Form 10-K” is attached hereto as Exhibit 99.1 and incorporated herein by reference. Exhibit 99.1 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Number

99.1	Press Release dated April 19, 2024 titled “Cosmos Health Receives Nasdaq Notice on Late Filing of Its Form 10-K”.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSMOS HEALTH INC.

Date: April 19, 2024	By:	/s/ Georgios Terzis
Georgios Terzis
Chief Financial Officer

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